UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 200

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2024, Kiromic BioPharma, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Meeting”). As of May 15, 2024, the record date for the Meeting, there were 1,927,784 shares of the Company’s common stock and common stock equivalents outstanding. A total of 1,296,778 shares of common stock and common stock equivalents, constituting a quorum, were represented in person or by valid proxies at the Meeting. The proposals for the Meeting are described in detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 17, 2024. The voting results detailed below represent the final results as certified by the Inspector of Elections for the Meeting.

1.Proposal 1. The Company’s stockholders elected the four (4) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. The voting results are as follows:

Name	Votes For	Withhold	Broker Non-Vote
Pietro Bersani	919,955	42,809	334,014
Michael Caitlin	909,789	52,975	334,014
Michael Nagel	909,615	53,149	334,014
Pam Misajon	920,533	42,231	334,014

2.Proposal 2. The Company’s stockholders ratified the appointment of Whitley Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
1,289,052	7,658	68

3.Proposal 3. The Company’s stockholders approved, in accordance with Nasdaq Marketplace Rules 5635(b) and 5635(d), the issuance of the Company’s common stock to the holder of the Series C Convertible Preferred Stock (the “Series C Stock”), the Series D Convertible Preferred Stock (the “Series D Stock”) and the 25% Senior Secured Convertible Promissory Notes (the “Senior Secured Notes”) in excess of the share cap of the Series C Stock, the Series D Stock and the Senior Secured Notes. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
896,286	57,387	9,091	334,014

4.Proposal 4. The Company’s stockholders approved granting discretionary authority to the Company’s board of directors to (i) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-ten (1-for-10) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
1,219,771	70,444	6,563

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: June 28, 2024	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Executive Officer